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                CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated December 15, 2000, which is

incorporated by reference in this Registration Statement (Form N-

1A Nos. 33-63797 and 811-7391) of Alliance Global Strategic

Income Trust, Inc.





ERNST & YOUNG LLP





New York, New York
October 25, 2001

























00250223.BB8